TELMEX INTERNACIONAL, S.A.B. DE C.V.

AND

THE BANK OF NEW YORK MELLON

as Depositary

AND

OWNERS OF AMERICAN

DEPOSITARY SHARES

________________________

Amended and Restated Deposit Agreement

(A Shares)

________________________

Dated as of _______, 2010

#

TABLE OF CONTENTS

SECTION 1.01.

Certain Terms Defined.

ARTICLE II FORM OF RECEIPTS, DEPOSIT OF SHARES AND DELIVERY, REGISTRATION OF TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES

SECTION 2.01.

Form of Receipts; Registration and Transferability of American Depositary Shares.

SECTION 2.02.

Deposit of Shares.

SECTION 2.03.

Execution and Delivery of Receipts.

SECTION 2.04.

Registration of Transfer of American Depositary Shares; Combinations and Split-ups of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

SECTION 2.05.

Surrender of Receipts and Withdrawal of Deposited Securities.

SECTION 2.06.

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

SECTION 2.07.

Lost Receipts, etc.

SECTION 2.08.

Cancellation and Destruction of Surrendered Receipts.

SECTION 2.09.

Pre-Release.

SECTION 2.10.

DTC Direct Registration System and Profile Modification System.

ARTICLE III

SECTION 3.01.

Filing Proofs, Certificates and Other Information.

SECTION 3.02.

Liability of Owner for Taxes.

SECTION 3.03.

Warranties on Deposit of Shares.

SECTION 3.04.

Disclosure of Interests.

ARTICLE IV

SECTION 4.01.

Cash Distributions.

SECTION 4.02.

Distributions Other Than Cash or Shares.

SECTION 4.03.

Distribution in Shares.

SECTION 4.04.

Rights.

SECTION 4.05.

Conversion of Foreign Currency.

SECTION 4.06.

Fixing of Record Date.

SECTION 4.07.

Voting of Deposited Securities.

SECTION 4.08.

Changes Affecting Deposited Securities.

SECTION 4.09.

Reports.

SECTION 4.10.

Lists of Receipt Owners.

SECTION 4.11.

Withholding.

ARTICLE V

SECTION 5.01.

Maintenance of Office and Transfer Books by the Depositary.

SECTION 5.02.

Prevention or Delay in Performance by the Depositary or the Company.

SECTION 5.03.

Obligations of the Depositary and the Company.

SECTION 5.04.

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

SECTION 5.05.

The Custodian.

SECTION 5.06.

Notices and Reports.

SECTION 5.07.

Issuance of Additional Shares.

SECTION 5.08.

Indemnification.

SECTION 5.09.

Charges of Depositary.

SECTION 5.10.

Available Information.

SECTION 5.11.

Exclusivity.

ARTICLE VI

SECTION 6.01.

Amendment.

SECTION 6.02.

Termination.

ARTICLE VII

SECTION 7.01.

Counterparts.

SECTION 7.02.

No Third Party Beneficiaries.

SECTION 7.03.

Severability.

SECTION 7.04.

Owners as Parties; Binding Effect.

SECTION 7.05.

Notices.

SECTION 7.06.

Waiver of Immunities.

SECTION 7.07.

Governing Law.

SECTION 7.08.

Headings.

SECTION 7.09.

Compliance with U.S. Securities Laws.

AMENDED AND RESTATED DEPOSIT AGREEMENT

AMENDED AND RESTATED DEPOSIT AGREEMENT dated as of ________, 2010 among TELMEX INTERNACIONAL, S.A.B. de C.V., a corporation (sociedad anónima de capital variable) organized under the laws of the United Mexican States (herein called the Company), THE BANK OF NEW YORK MELLON, a New York banking corporation (herein called the Depositary), and all OWNERS from time to time of American Depositary Shares issued hereunder.

W I T N E S S E T H:

WHEREAS, the Company and JP Morgan Chase Bank, N.A. entered into a deposit agreement dated as of June __, 2008 (the “Original Deposit Agreement”) for the purposes set forth in that agreement; and

WHEREAS, pursuant to the terms of the Original Deposit Agreement, the Company removed JP Morgan Chase Bank, N.A. as depositary under the Original Deposit Agreement and appointed the Depositary as successor depositary and the Depositary has accepted that appointment; and

WHEREAS, the Company and the Depositary now wish to amend and restate the Original Deposit Agreement pursuant to Section 6.01 of the Original Deposit Agreement; and

WHEREAS, the Company desires to provide, as hereinafter set forth in this Amended and Restated Deposit Agreement, for the deposit of Shares (as hereinafter defined) of the Company, from time to time with the Depositary or with the Custodian (as hereinafter defined) as agent of the Depositary for the purposes set forth in this Amended and Restated Deposit Agreement, for the creation of American Depositary Shares representing the Shares so deposited and for the execution and delivery of American Depositary Receipts evidencing the American Depositary Shares; and

WHEREAS, the American Depositary Receipts are to be substantially in the form of Exhibit A annexed hereto, with appropriate insertions, modifications or omissions, as hereinafter provided in this Amended and Restated Deposit Agreement;

NOW, THEREFORE, in consideration of the premises, it is agreed by and among the parties hereto that the Original Deposit Agreement is hereby amended and restated as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1.

Certain Terms Defined.

The following definitions shall for all purposes, unless otherwise clearly indicated, apply to the respective terms used in this Deposit Agreement.

The term “American Depositary Shares” shall mean the securities created under this Deposit Agreement representing rights with respect to the Deposited Securities. American Depositary Shares may be certificated securities evidenced by Receipts or uncertificated securities.  The form of Receipt annexed as Exhibit A to this Deposit Agreement shall be the prospectus required under the Securities Act of 1933 for sales of both certificated and uncertificated American Depositary Shares.  Except for those provisions of this Deposit Agreement that refer specifically to Receipts, all the provisions of this Deposit Agreement shall apply to both certificated and uncertificated American Depositary Shares.  Each American Depositary Share shall represent the number of Shares specified in Exhibit A to this Deposit Agreement, until there shall occur a distribution upon Deposited Securities covered by Section 4.03 or a change in Deposited Securities covered by Section 4.08 with respect to which additional American Depositary Shares are not delivered, and thereafter American Depositary Shares shall represent the amount of Shares or Deposited Securities specified in such Sections.

The term “Commission” shall mean the Securities and Exchange Commission of the United States or any successor governmental agency in the United States.

The term “Company” shall mean Telmex Internacional, S.A.B. de C.V., a corporation (sociedad anónima de capital variable) organized under the laws of the United Mexican States, and its successors.

The term “Custodian” shall mean the principal Mexico City office of Banco Inbursa, S.A., as agent of the Depositary for the purposes of this Deposit Agreement, and any other entity, firm or corporation which may hereafter be appointed by the Depositary pursuant to Section 5.05 as substitute or additional custodian hereunder.

The term “deliver”, or its noun form, (i) when used with respect to Shares, shall mean (A) one or more book-entry transfers  to an account or accounts maintained with a depository institution authorized under applicable law to effect transfers of such securities or (B) the physical transfer of certificates evidencing Shares and (ii) when used with respect to American Depositary Shares, shall mean (A) one or more book-entry transfers of American Depositary Shares to an account or accounts at The Depository Trust Company (“DTC”) designated by the person entitled to such delivery, (B) if requested by the person entitled to such delivery, delivery at the Corporate Trust Office of the Depositary to the person entitled to such delivery of one or more Receipts evidencing American Depositary Shares registered in the name requested by that person or (C) registration of American Depositary Shares not evidenced by a Receipt in the name requested by the person entitled to such delivery and whereupon mailing will be made to that person of a statement confirming that registration.

The term “Deposit Agreement” shall mean this Amended and Restated Deposit Agreement, as the same may be further amended from time to time in accordance with the provisions hereof.

The term “Depositary” shall mean The Bank of New York Mellon, a New York banking corporation, and any successor as depositary hereunder.  The term “Corporate Trust Office,” when used with respect to the Depositary, shall mean the office of the Depositary which at the date of this Agreement is 101 Barclay Street, New York, New York 10286.

The term “Deposited Securities” as of any time shall mean Shares at such time deposited under this Deposit Agreement and any and all other securities, property and cash received at any time by the Depositary or the Custodian in respect thereof and at such time held hereunder.

The term “Directors” shall mean the directors of the Company.

The term “Estatutos” shall mean the estatutos sociales of the Company, as the same may be amended from time to time.

The term “Indeval” shall mean S.D. Indeval, S.A. de C.V., the Mexican securities depositary institution, and any successor which performs substantially identical functions in Mexico.

The term “Owner” shall mean the person or persons in whose name American Depositary Shares are registered on the books of the Depositary maintained for such purpose.

The term “Pre-Release” shall have the meaning set forth in Section 2.09.

The term “Receipts” shall mean the American Depositary Receipts issued hereunder evidencing certificated American Depositary Shares.

The term “Registrar” shall mean the Depositary, or any other bank or trust company having an office in the Borough of Manhattan, The City of New York, which shall be appointed by the Depositary to register American Depositary Shares and transfers of American Depositary Shares and to countersign Receipts as herein provided and shall include any co-registrar appointed by the Depositary upon the request or with the approval of the Company.

The term “Regulation S” shall mean Rules 901 through 904, inclusive, under the Securities Act of 1933, as such Rules may from time to time be amended.

The term “Securities Act of 1933” shall mean the United States Securities Act of 1933, as from time to time amended.

The term “Securities Exchange Act of 1934” shall mean the United States Securities Exchange Act of 1934, as from time to time amended.

The term “Shares” shall mean the Series A Shares in registered form of the Company, without par value; provided, however, that if there shall occur any change in par value, split-up or consolidation or any other reclassification or, upon the occurrence of an event described in Section 4.08, an exchange, replacement or conversion in respect of the Shares of the Company, the term “Shares” shall thereafter represent the successor securities resulting from such change in par value, split-up or consolidation or any other such reclassification or exchange or conversion.

The term “surrender”, when used with respect to American Depositary Shares, shall mean (i) one or more book-entry transfers of American Depositary Shares to the DTC account of the Depositary, (ii) surrender to the Depositary at its Corporate Trust Office of one or more Receipts evidencing American Depositary Shares or (iii) delivery to the Depositary’s Corporate Trust Office of an instruction from an Owner surrendering American Depositary Shares not evidenced by a Receipt.

The term “U.S. dollars” or “$” shall mean United States dollars.  The term “Pesos” or “p” shall mean pesos of the United Mexican States.

ARTICLE II

FORM OF RECEIPTS, DEPOSIT OF SHARES AND DELIVERY, REGISTRATION OF TRANSFER AND SURRENDER OF AMERICAN DEPOSITARY SHARES

SECTION 2.1.

Form of Receipts; Registration and Transferability of American Depositary Shares.

Definitive Receipts shall be printed or lithographed or in such other form as may be acceptable to the New York Stock Exchange and substantially in the form set forth in Exhibit A hereto, with appropriate insertions, modifications and omissions as hereinafter provided.  Receipts may be issued in denominations of whole numbers of American Depositary Shares only. No Receipt shall be entitled to any benefits under this Deposit Agreement or be valid or obligatory for any purpose unless such Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar shall have been appointed, countersigned by the manual signature of a duly authorized signatory of the Registrar.  Receipts bearing the facsimile signature of anyone who was, at any time such signature was affixed, a duly authorized signatory of the Depositary shall bind the Depositary, notwithstanding that such signatory has ceased to be a duly authorized signatory of the Depositary prior to the delivery of such Receipts.  The Depositary shall maintain books on which (i) each Receipt so executed and delivered as hereinafter provided and each transfer of each such Receipt,  and (ii) all American Depositary Shares delivered as hereinafter provided and all registrations of transfer of American Depositary Shares, shall be registered.

The Receipts may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Deposit Agreement or the Estatutos as may be required by the Depositary in respect of its obligations hereunder or required to comply with any applicable law or regulations or with the rules and regulations of any securities exchange upon which American Depositary Shares may be listed or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Receipts are subject by reason of the date of issuance of the underlying Deposited Securities or otherwise.

American Depositary Shares evidenced by a Receipt, when properly endorsed or accompanied by proper instruments of transfer, shall be transferable as certificated registered securities under the laws of New York. American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York. The Depositary, notwithstanding any notice to the contrary, may treat the Owner of American Depositary Shares as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

SECTION 2.2.

Deposit of Shares.

Subject to the terms and conditions of this Deposit Agreement, Shares may be deposited by (i) electronic transfer of Shares through Indeval to the account of the Custodian maintained for such purposes, or (ii) delivery to the Custodian of evidence satisfactory to the Custodian that irrevocable instructions have been given to cause such Shares to be transferred to such account, in any case accompanied by delivery to the Custodian of any appropriate instrument or instruments of transfer, or endorsement, in form satisfactory to the Custodian, together with all such certifications, payments and evidence of such payments as may be required by the Depositary or the Custodian in accordance with the provisions of this Deposit Agreement, and, if the Depositary requires, together with a written order directing the Depositary to deliver to, or upon the written order of, the person or persons stated in such order the number of American Depositary Shares representing such deposit.

If required by the Depositary, Shares presented for deposit at any time, whether or not the transfer books of the Company (or the appointed agent of the Company for transfer and registration of Shares) are closed, shall also be accompanied by (i) an agreement or assignment, or other instrument satisfactory to the Depositary, which will provide for the prompt transfer to the Custodian of any dividend or right to subscribe for additional Shares or to receive other property which any person in whose name the Shares are or have been registered may thereafter receive upon or in respect of such deposited Shares, or, in lieu thereof, such agreement of indemnity or other agreements as shall be satisfactory to the Depositary, and (ii) if the Shares are registered in the name of the person on whose behalf they are deposited, a proxy or proxies entitling the Custodian to vote such deposited Shares for any and all purposes until the Shares are registered in the name of the Custodian or its nominee.

At the request, risk and expense of any holder of Shares, and for the account of such holder, the Depositary may receive evidence that Shares have been electronically transferred or that irrevocable instructions have been given to cause the transfer of such Shares to the account of the Custodian, together with the other documents and payments herein specified, for the purpose of forwarding such Shares to the Custodian for deposit hereunder.

Upon electronic transfer to the Custodian of Shares to be deposited hereunder, or delivery to the Custodian of irrevocable instructions therefor, together in either case with the other documents and payments herein specified, the Custodian shall, as soon as practicable, obtain confirmation of registration of, or registration of transfer of, the Shares being deposited in the name of the Custodian or its nominee, at the cost and expense of the holder making such deposit.

Deposited Securities shall be held by the Depositary, or by the Custodian for the account and to the order of the Depositary, at such place or places as the Depositary shall determine.

SECTION 2.3.

Execution and Delivery of Receipts.

Upon receipt by the Custodian of any deposit pursuant to Section 2.02 (and in addition, if the transfer books of the Company (or the appointed agent or agents of the Company for transfer and registration of the Shares) are open, or if the Depositary so requires, a proper acknowledgment or other evidence from the Company (or the appointed agent or agents of the Company for transfer and registration of the Shares) satisfactory to the Depositary that any Deposited Securities have been recorded upon the books of the Company (or by the appointed agent of the Company for transfer and registration of Shares) in the name of the Custodian or nominee, together with the other documents and payments required as above specified), the Custodian shall notify the Depositary of such deposit, the person or persons to whom or upon whose written order American Depositary Shares are deliverable in respect thereof and the number of American Depositary Shares that is deliverable.  Such notification shall be made by letter or, at the request, risk and expense of the person making the deposit, by cable, telex or facsimile transmission.  Upon receiving such notice from the Custodian, the Depositary, subject to the terms and conditions of this Deposit Agreement, shall deliver to or upon the order of the person or persons named in the notice delivered to the Depositary American Depositary Shares registered in the name or names of requested by such person or persons, but only upon payment to the Depositary by such person or persons of the fee of the Depositary for the delivery of American Depositary Shares, and of all taxes, duties and other governmental charges and fees payable (whether by the Depositary, the Custodian or a nominee of either of them) in connection with such deposit, the transfer of the Deposited Securities and the issuance of such American Depositary Shares.

SECTION 2.4.

Registration of Transfer of American Depositary Shares; Combinations and Split-ups of Receipts; Interchange of Certificated and Uncertificated American Depositary Shares.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall register transfers on its transfer books from time to time of American Depositary Shares, upon any surrender at any of its designated transfer offices of American Depositary Shares by the Owner in person or by duly authorized attorney, properly endorsed or accompanied by proper instruments of transfer or pursuant to a proper instruction, as the case may be, and duly stamped as may be required by applicable law.  Thereupon the Depositary shall deliver the number of American Depositary Shares surrendered to or upon the order of the person entitled thereto.

The Depositary, subject to the terms and conditions of this Deposit Agreement, shall upon surrender at any of its designated transfer offices of a Receipt or Receipts for the purpose of effecting a split-up or combination of such Receipt or Receipts, execute and deliver a new Receipt or Receipts for any authorized number of American Depositary Shares requested, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.

The Depositary, upon surrender of a Receipt for the purpose of exchanging for uncertificated American Depositary Shares, shall cancel that Receipt and send the Owner a statement confirming that the Owner is the owner of uncertificated American Depositary Shares.  The Depositary, upon receipt of a proper instruction from the Owner of uncertificated American Depositary Shares for the purpose of exchanging for certificated American Depositary Shares, shall execute and deliver to the Owner a Receipt evidencing those American Depositary Shares.

The Depositary may appoint one or more co-transfer agents for the purpose of effecting transfers, combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  In carrying out its functions, a co-transfer agent may require evidence of authority and compliance with applicable laws and other requirements by Owners or persons entitled to Receipts and will be entitled to protection and indemnity to the same extent as the Depositary.

SECTION 2.5.

Surrender of Receipts and Withdrawal of Deposited Securities.

Upon surrender at the Corporate Trust Office of the Depositary of American Depositary Shares for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee of the Depositary for the surrender of American Depositary Shares against withdrawal of the Deposited Securities, and subject to the terms and conditions of this Deposit Agreement, the Estatutos and the Deposited Securities, the Owner shall be entitled to (i) electronic transfer, through Indeval, of such Shares to an account in the name of the Owner or such other name as the Owner may direct and (ii) physical delivery, to or upon the order of such Owner, of any other such Deposited Securities at the time represented by the surrendered American Depositary Shares.

Delivery of such Deposited Securities may be made by the delivery of certificates in the name of such Owner or as ordered by such Owner or by the delivery of certificates properly endorsed or accompanied by proper instruments of transfer.  Such delivery shall be made without unreasonable delay.

A Receipt surrendered for such purpose may be required by the Depositary to be properly endorsed in blank or accompanied by proper instruments of transfer in blank.  The Depositary may require the surrendering Owner to execute and deliver to the Depositary a written order directing the Depositary to cause (i) the electronic transfer of the Shares represented by the surrendered American Depositary Shares to an account in the name of the Owner or such other name as the Owner may direct and (ii) cause the Deposited Securities being withdrawn to be delivered to or upon the written order of a person or persons designated in such order.

Thereupon the Depositary shall direct the Custodian to deliver at office of the Custodian, subject to Sections 2.06, 3.01, 3.02 and 3.04 hereof and pursuant to the other terms and conditions of this Deposit Agreement and the Estatutos, to or upon the written order of the Owner or the person or persons designated in the order delivered to the Depositary as above provided, the Deposited Securities at the time represented by the surrendered American Depositary Shares, except that the Depositary may, in its discretion, make delivery to such person or persons at the Corporate Trust Office of any evidence of transfer, cash, dividends, distributions or rights with respect to the amount of Deposited Securities represented thereby, or of any proceeds of sale of any such cash, dividends, distributions or any rights, which may at the time be held by the Depositary.

At the request, risk and expense of any Owner so surrendering American Depositary Shares, and for the account of such Owner, the Depositary shall direct the Custodian to forward any cash, rights (subject to Section 4.04) or other property comprising, and forward a certificate or certificates and other proper documents of title for, the amount of Deposited Securities represented thereby to the Depositary for delivery at the Corporate Trust Office of the Depositary.  Such direction shall be given by letter or, at the request, risk and expense of such Owner, by cable, telex or facsimile transmission.

Neither the Depositary nor the Custodian shall deliver Shares, by physical delivery, book-entry or otherwise (other than to the Company or its agent as contemplated by Section 4.08), or otherwise permit Shares to be withdrawn from the facility created hereby, except upon the surrender of American Depositary Shares or in connection with a sale permitted under Section 3.02, 4.03, 4.11 or 6.02.

SECTION 2.6.

Limitations on Delivery, Transfer and Surrender of American Depositary Shares.

 As a condition precedent to the delivery registration or registration of transfer of American Depositary Shares, split-up or combination of any Receipt or surrender of any American Depositary Shares for the purpose of withdrawal of any Deposited Securities, the Depositary, the Company or the Custodian may require (i) payment from the Owner, the presenter of the Receipt or the depositor of Shares of a sum sufficient to reimburse it for any tax, duty or other governmental charge payable with respect thereto (including any such tax, duty or other governmental charge with respect to Shares being deposited, to the American Depositary Shares being issued or to Deposited Securities being withdrawn) and any transfer or registration fees in effect for the registration or registration of transfers of Shares generally on the  Share register of the Company (or the appointed agent of the Company for transfer and registration of Shares); (ii) payment of any applicable fees as herein provided; (iii) the production of proof satisfactory to it as to the identity and genuineness of any signature; and (iv) compliance with such reasonable regulations, if any, as the Depositary may establish consistent with the provisions of this Deposit Agreement.

The delivery of American Depositary Shares against deposits of Shares generally may be suspended, or the delivery of American Depositary Shares against the deposit of particular Shares may be withheld, or the registration of transfer of American Depositary Shares in particular instances may be refused, or the registration of transfer or surrender of outstanding American Depositary Shares generally may be suspended, during any period when the transfer books of the Depositary or the Share register of the Company  are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or any securities exchange on which the American Depositary Shares or Shares are listed, or under any provision of the Receipts or of this Deposit Agreement, or for any other reason.  Notwithstanding the foregoing sentence or any other provision of this Deposit Agreement to the contrary, Owners shall be entitled to withdraw Deposited Securities subject only to the conditions set forth in paragraph I(A)(1) of the General Instructions (or any successor provisions thereto), as in effect from time to time, to Form F-6 as prescribed by the Commission under the Securities Act of 1933.

Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under this Deposit Agreement any Shares which would be required to be registered under the provisions of the Securities Act of 1933 for public offer and sale by the holder thereof in the United States (as defined in Regulation S) unless a registration statement is in effect as to such Shares for such offer and sale.  The Depositary shall comply with reasonable written instructions of the Company not to accept for deposit hereunder any Shares identified in such instructions at such times and under such circumstances as may be specified in such instructions in order to facilitate the Company’s compliance with the securities laws of the United States.

SECTION 2.7.

Lost Receipts, etc.

 In case any Receipt shall be mutilated, destroyed, lost or stolen, the Depositary shall execute and deliver a new Receipt of like tenor, in exchange and substitution for such mutilated Receipt upon cancellation thereof, or in lieu of and in substitution for such destroyed, lost or stolen Receipt, if the Owner thereof shall have (a) filed with the Depositary (i) a request for such execution and delivery before the Depositary has notice that the Receipt has been acquired by a bona fide purchaser and (ii) a sufficient indemnity bond and (b) satisfied any other reasonable requirements imposed by the Depositary.

SECTION 2.8.

Cancellation and Destruction of Surrendered Receipts.

All Receipts surrendered to the Depositary shall be cancelled by the Depositary.  The Depositary is authorized to destroy Receipts so cancelled, provided that the Depositary maintains a record of destroyed Receipts.

SECTION 2.9.

Pre-Release.

 The Depositary may deliver American Depositary Shares against rights to receive Shares from the Company (or the appointed agent or agents of the Company for transfer and registration of the Shares).  No such issue will be deemed a “Pre-Release” that is subject to the restrictions of the following paragraph.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03, deliver American Depositary Shares prior to the receipt of Shares pursuant to Section 2.02 (“Pre-Release”).  The Depositary may, pursuant to Section 2.05, deliver Shares upon the surrender of American Depositary Shares that have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom American Depositary Shares are to  be delivered (the “Pre-Releasee”) that the Pre-Releasee, or its customer, (i) owns the Shares or American Depositary Shares to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or American Depositary Shares, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or American Depositary Shares, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or American Depositary Shares, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days’ notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed twenty percent (20%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set U.S. dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee’s obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee’s obligation to deliver Shares or American Depositary Shares upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities hereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

SECTION 2.10.

DTC Direct Registration System and Profile Modification System.

(a)

Notwithstanding the provisions of Section 2.04, the parties acknowledge that the Direct Registration System (“DRS”) and Profile Modification System (“Profile”) shall apply to uncertificated American Depositary Shares upon acceptance thereof to DRS by DTC.  DRS is the system administered by DTC pursuant to which the Depositary may register the ownership of uncertificated American Depositary Shares, which ownership shall be evidenced by periodic statements issued by the Depositary to the Owners entitled thereto.  Profile is a required feature of DRS which allows a DTC participant, claiming to act on behalf of the Owner of uncertificated American Depositary Shares, to direct the Depositary to register a transfer of those American Depositary Shares to DTC or its nominee and to deliver those American Depositary Shares to the DTC account of that DTC participant without receipt by the Depositary of prior authorization from the Owner to register such transfer.

(b)

Upon issuance of American Depositary Shares in DRS, the American Depositary Shares of each Owner will be registered in the name of each such Owner.  Each Owner will be given the option of (i) receiving a Receipt evidencing its American Depositary Shares, (ii) transferring such American Depositary Shares to a DTC participant designated by the Owner of such American Depositary Shares (which designation shall be unanimous if there is more than one Owner of the same American Depositary Shares), or (iii) maintaining its American Depositary Shares in DRS.  Interchanges of certificated and uncertificated American Depositary Shares shall be effected pursuant to the terms of Section 2.04.

In connection with and in accordance with the arrangements  and procedures relating to DRS/Profile, the parties understand that the Depositary will not verify, determine or otherwise ascertain that the DTC participant which is claiming to be acting on behalf of an Owner in requesting registration of transfer and delivery described in subsection (a) has the actual authority to act on behalf of the Owner.  The Company and each Owner agree that the Depositary shall have no liability for relying upon the authority of and information in, nor for complying with directions from, a DTC participant as set forth above.  The Company shall indemnify and hold harmless the Depositary from and against any liability, expense, damage, loss and judgment arising from or related to the foregoing (including reasonable attorneys fees and expenses and expenses arising from or connected with the enforcement of this provision).  For the avoidance of doubt, (i) the Depositary shall be fully protected by the foregoing limitation of liability and indemnification with respect to reliance upon and compliance with instructions from the DTC participant even if the Depositary's reliance on, and compliance with, such instructions is determined by a final, non-appealable order or judgment of a court of competent jurisdiction to constitute negligence, willful misconduct, breach of any duty owed by the Depositary to such Owner or violation of any law and (ii) the forgoing shall not apply to the manner in which the Depositary carries out actual transfer of the American Depositary Shares which are the subject of the DTC participant’s instruction, which transfer shall continue to be governed by the other applicable terms of this Deposit Agreement.  By way of example and not by way of limitation, if a court of competent jurisdiction determines that the transfer of American Depositary Shares pursuant to a DTC participant’s instruction without obtaining prior authorization from the Owner constitutes negligence, the Depositary will nevertheless be protected under this subparagraph (b); on the other hand, in carrying out such instructions, if the Depositary transfers American Depositary Shares from the wrong account or to the wrong DTC participant, the obligation to indemnify the Depositary shall be determined in accordance with Sections 5.03 and 5.08.

ARTICLE III

CERTAIN OBLIGATIONS OF OWNERS

SECTION 3.1.

Filing Proofs, Certificates and Other Information.

Any person depositing Shares or any Owner may be required from time to time to file with the Depositary or the Custodian such proof of citizenship, residence, exchange control approval, legal or beneficial ownership or other information relating to the registration on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares) of the Shares presented for deposit, to execute and deliver to the Depositary or the Custodian such certificates, and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may require by written request to the Depositary.  The Depositary may withhold the delivery or registration of transfer of any American Depositary Shares or the distribution or sale of any dividend or other distribution or rights or of the proceeds thereof or the delivery of any Deposited Securities underlying American Depositary Shares until the foregoing is accomplished to the Depositary’s reasonable satisfaction.  The Depositary shall, upon the written request of the Company, provide the Company, in a timely manner, with copies of any such proofs, certificates, representations and warranties or information that it receives, to the extent that disclosure is permitted under applicable law.

SECTION 3.2.

Liability of Owner for Taxes.

Any tax, duty or other governmental charge or expense payable by the Custodian, the Depositary or the nominee or nominees of either with respect to any American Depositary Shares or as the registered holder of any Deposited Securities underlying any American Depositary Shares shall be payable by the Owner of such American Depositary Shares, who shall pay the amount thereof to the Depositary.  The Depositary may refuse to effect registration of transfer of such American Depositary Shares or any withdrawal of Deposited Securities underlying such American Depositary Shares until such payment is made, and may withhold any cash dividends or other cash distributions constituting Deposited Securities underlying such American Depositary Shares, or may sell for the account of the Owner thereof any part or all of the other Deposited Securities underlying such American Depositary Shares, and may apply such cash or the proceeds of any such sale in payment of any such tax, duty or other governmental charge or expense (and any taxes and expenses arising or incurred as a result of effecting any such sale), the Owner of such American Depositary Shares remaining liable for any deficiency.

SECTION 3.3.

Warranties on Deposit of Shares.

Every person depositing Shares under this Deposit Agreement shall be deemed thereby to represent and warrant that such Shares are validly issued and outstanding, fully paid, non-assessable and free of preemptive rights of the holders of outstanding Shares, and that the person making such deposit is duly authorized so to do.  Every such person (other than the Company) shall also be deemed to represent and warrant that such Shares are not, and American Depositary Shares representing such Shares would not be, restricted securities (as defined under the securities laws of the United States) or securities owned by an affiliate (as defined in Rule 144 under the Securities Act of 1933) of the Company or which are subject to any restriction or transfer or sale under Mexican law or the Estatutos or a shareholder agreement.  All such representations and warranties shall survive the deposit of Shares and delivery or surrender of American Depositary Shares therefor.

SECTION 3.4.

Disclosure of Interests.

To the extent that provisions of or governing any Deposited Securities, the Estatutos or applicable law may require the disclosure of beneficial or other ownership of Deposited Securities and other securities to the Company and provide for blocking of Owners’ transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use its best efforts that are reasonable under the circumstances to comply with Company instructions as to American Depositary Shares in respect of any such enforcement or limitation.  Owners shall comply with all such disclosure requirements and shall cooperate with the Depositary’s compliance with such instructions and by their holding of are deemed to consent to any such limitation or blocking of rights.

ARTICLE IV

THE DEPOSITED SECURITIES

SECTION 4.1.

Cash Distributions.

Whenever the Depositary shall receive any cash dividend or other cash distribution in respect of any Deposited Securities, the Depositary shall, subject to the provisions of Section 4.05, as promptly as practicable convert such dividend or distribution into U.S. dollars and shall distribute as promptly as practicable the amount thus received to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them respectively; provided, however, that in the event that the Company, the Depositary or the Custodian shall be required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owner of American Depositary Shares representing such Deposited Securities shall be reduced accordingly.  The Depositary shall distribute only such amount, however, as can be distributed without distributing to any Owner a fraction of one cent.  Any such fractional amounts shall be rounded to the nearest whole cent and so distributed to Owners entitled thereto.  The Company or the Depositary, as appropriate, will remit to the appropriate governmental agency in Mexico all amounts (if any) required to be withheld and owing to such agency.  The Depositary will as promptly as practicable forward to the Company such information from its records as the Company may reasonably request to enable the Company to file necessary reports with governmental agencies, and either the Depositary or the Company or its agent may file any such reports necessary to obtain benefits under any applicable tax treaties for Owners.

SECTION 4.2.

Distributions Other Than Cash or Shares.

Subject to the applicable provisions of this Deposit Agreement, whenever the Depositary shall receive any distribution other than a distribution described in Section 4.01, 4.03 or 4.04, the Depositary shall cause the securities or property received by it to be distributed as promptly as practicable to the Owners entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them, respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners entitled thereto, or if for any other reason (including any securities law requirement or any requirement that the Company, the Depositary or the Custodian withhold an amount on account of taxes) the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including the sale (at public or private sale) of the securities or property thus received, or any part thereof, and the net proceeds of any such sale shall be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

SECTION 4.3.

Distribution in Shares.

(a)  If any distribution upon any Deposited Securities consists of a dividend in, or free distribution of, Shares, subject to the applicable provisions of this Deposit Agreement, the Depositary may, and shall, if the Company shall so request, distribute as promptly as practicable to the Owners of entitled thereto, in proportion to the number of American Depositary Shares representing such Deposited Securities held by them, respectively, additional American Depositary Shares representing the number of Shares received as such dividend or distribution, subject to the terms and conditions of this Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares, including the withholding of any tax or other governmental charge as provided in Section 4.11 and the payment of the fees and expenses of the Depositary as provided in Section 5.09.  The Depositary may withhold any such distribution if it has not received reasonably satisfactory assurances from the Company that such distribution does not require registration under the Securities Act of 1933.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary shall sell the amount of Shares represented by the aggregate of such fractions and distribute as promptly as practicable the net proceeds, all in the manner and subject to the conditions described in Section 4.01.  If additional American Depositary Shares are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

(b)

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities an option to elect to receive dividends in fully paid Shares instead of cash, the Depositary and the Company agree to consult to determine whether such option will be made available to the Owners and, if such option is to be made available to Owners, the procedures to be followed.

SECTION 4.4.

Rights.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall, after consultation with the Company, have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available in U.S. dollars to such Owners; provided, however, that the Depositary will, if requested by the Company, take action as follows:

(i)

if at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to Owners by means of warrants or otherwise, the Depositary shall distribute as promptly as practicable to each Owner in proportion to the number of American Depositary Shares representing such Deposited Securities held by such Owner, warrants or other instruments therefor in such form as it deems appropriate, but only pursuant to a rights agency agreement to be entered into between the Company and the Depositary setting forth the procedures, terms and conditions applicable to the particular offering, or employ such other method, if any, as it may deem lawful and feasible in order to facilitate the exercise, sale or transfer of rights by such Owners; or

(ii)

if at the time of the offering of any rights the Depositary determines that it is not lawful and feasible to make such rights available to Owners by means of warrants or otherwise, or if the rights represented by such warrants or such other instruments are not exercised and appear to be about to lapse, it will use its best efforts that are reasonable under the circumstances to sell the rights, warrants or other instruments at public or private sale, at such place or places and upon such terms as it may deem proper and allocate the net proceeds of such sales for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any American Depositary Shares or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Owners or are registered under the provisions of such Act.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular, provided that the Depositary has not acted negligently or in bad faith.

SECTION 4.5.

Conversion of Foreign Currency.

Whenever the Depositary shall receive foreign currency, by way of dividends or other distributions or as the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into U.S. dollars and the resulting U.S. dollars transferred to the United States, the Depositary shall, as promptly as practicable, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into U.S. dollars, and such U.S. dollars shall be distributed as promptly as practicable to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such U.S. dollars, then to the holders of such warrants and/or instruments, as applicable, upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions or otherwise and shall be net of any expenses of conversion into U.S. dollars incurred by the Depositary as provided in Section 5.09.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall as promptly as practicable file such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in U.S. dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance for the respective accounts of, the Owners entitled to receive the same uninvested and without liability for interest thereon.

SECTION 4.6.

Fixing of Record Date.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued, with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall fix a record date, which date shall, to the extent practicable, be the same as, or as near as practicable to, the record date, if any, fixed by the Company, (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights, or the net proceeds of the sale thereof (ii) entitled to give instructions for the exercise of voting rights at any such meeting or (iii) responsible for any fee assessed by the Depositary pursuant to this Deposit Agreement or (b) on or after which each American Depositary Share will represent the changed number of Shares.  The Depositary shall notify the Company as promptly as practicable of any record date it sets that is not the same as a corresponding record date set by the Company with respect to Shares.  Subject to the provisions of Sections 4.01 through 4.04 and to the other terms and conditions of this Deposit Agreement, the Owners on such record date shall be entitled to receive the amount distributable by the Depositary with respect to such dividend or other distribution or such rights or the net proceeds of sale thereof or to give voting instructions in proportion to the number of American Depositary Shares held by them, respectively.

SECTION 4.7.

Voting of Deposited Securities.

Under the Company's bylaws as in effect as of the date of this Deposit Agreement, holders of Shares are entitled to vote only in limited circumstances.  Holders of Deposited Securities (including Owners) are not entitled to attend or address meetings of shareholders at which they are not entitled to vote.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, if requested in writing by the Company, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting, and (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Mexican law and of the Estatutos, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given, including an express indication that if no instruction is received, the Depositary may deem such Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Company with respect to such Deposited Securities.  Upon the written request of an Owner of American Depositary Shares on such record date, received on or before the date established by the Depositary for such purpose (the “Instruction Date”), the Depositary shall endeavor, insofar as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by those American Depositary Shares in accordance with the instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions or as provided in the following sentence.  If (i) the Company notified the Depositary of the shareholders’ meeting and requested the Depositary to act under the first sentence of this Section 4.07 and (ii) no instructions are received by the Depositary from any Owner with respect to a number of  Deposited Securities represented by that Owner’s  American Depositary Shares on or before the Instruction Date, the Depositary shall deem that Owner to have instructed the Depositary to, and the Depositary shall, give a discretionary proxy to a person designated by the Company with respect to that number of Deposited Securities, except that no such instruction shall be deemed given and no such discretionary proxy shall be given with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide such information promptly in writing, if applicable) that (x) the Company does not wish such proxy given, (y) substantial opposition exists or (z) materially and adversely affects the rights of holders of Shares.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

Subject to the rules of any securities exchange on which American Depositary Shares or the Deposited Securities represented thereby are listed, at least two business days prior to the date of such meeting, the Depositary shall if requested by the Company deliver to the Company, to the attention of its Secretary, copies of all instructions received from Owners in accordance with which the Depositary will vote, or cause to be voted, the Deposited Securities represented by the American Depositary Shares evidenced by such Receipts at such meeting.  Delivery of instructions will be made at the expense of the Company provided that payment of such expense shall not be a condition precedent to the obligations of the Depositary under this Section 4.07.

SECTION 4.8.

Changes Affecting Deposited Securities.

Upon any change in par value, split-up, consolidation or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation or sale of assets affecting the Company or to which it is a party, any securities received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities, shall be treated as new Deposited Securities under this Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional American Depositary Shares are delivered pursuant to the following sentence.  In any such case the Depositary may, with the approval of the Company and shall, if the Company shall so request, deliver additional American Depositary Shares as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

SECTION 4.9.

Reports.

The Depositary shall make available for inspection by Owners at the Corporate Trust Office, and at any other designated transfer offices, any reports and communications received from the Company which are both (a) received by the Depositary or the Custodian or the nominee of either of them as the holder of the Deposited Securities, and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary shall also send to Owners copies of such reports when furnished by the Company pursuant to Section 5.06.

SECTION 4.10.

Lists of Receipt Owners.

As promptly as practicable following a request by the Company, the Depositary shall furnish to the Company a list, as of a recent date, of the names and addresses of, and holdings of American Depositary Shares by, all persons in whose names American Depositary Shares are registered on the books of the Depositary.

SECTION 4.11.

Withholding.

Notwithstanding any other provision of this Deposit Agreement, if the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes to the Owners entitled thereto in the manner described in Section 4.01 or Section 4.02, as the case may be.

The Depositary will forward to the Company such information from its records as the Company may reasonably request in writing to enable the Company to file necessary reports with governmental authorities or agencies, and either the Company or the Depositary may file any such reports necessary to obtain benefits under any applicable tax treaties for Owners.

ARTICLE V

THE DEPOSITARY, THE CUSTODIAN AND THE COMPANY

SECTION 5.1.

Maintenance of Office and Transfer Books by the Depositary.

Until termination of this Deposit Agreement in accordance with its terms, the Depositary shall maintain as its transfer office in the Borough of Manhattan, The City of New York, facilities for the delivery, registration, registration of transfer and surrender of American Depositary Shares in accordance with the provisions of this Deposit Agreement.

The Depositary shall keep books at such transfer office for the registration of American Depositary Shares and transfer of American Depositary Shares which at all reasonable times shall be open for inspection by the Owners and the Company; provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to this Deposit Agreement, the American Depositary Shares, the Estatutos or the Shares.

The Depositary may close the transfer books (a) at any time or from time to time, when deemed expedient by it in connection with the performance of its duties hereunder or (b) at the request of the Company.  The Depositary shall notify the Company of any closing under clause (a) of the preceding sentence that  is other than in the ordinary course of business.

If any American Depositary Shares are listed on one or more stock exchanges in the United States, the Depositary shall act as Registrar, unless any other bank or trust company having an office in the Borough of Manhattan, The City of New York, shall have been appointed by the Depositary with the approval of the Company.  Upon the request or with the approval of the Company, the Depositary may appoint a Registrar or one or more co-registrars for registration of such American Depositary Shares in accordance with any requirements of such exchange or exchanges.  Such Registrar or co-registrars may be removed and a substitute or substitutes appointed by the Depositary upon the request or with the approval of the Company.

The Depositary, upon the request or with the approval of the Company, may appoint one or more co-transfer agents for the purpose of effecting registration of transfers of American Depositary Shares and combinations and split-ups of Receipts at designated transfer offices on behalf of the Depositary.  Such co-transfer agents may be removed by the Depositary upon the request or with the approval of the Company and substitutes appointed by the Depositary upon the request or with the approval of the Company.  Each Registrar, co-registrar or co-transfer agent appointed under this Section 5.01 shall give notice in writing to the Depositary accepting such appointment and agreeing to be bound by the applicable terms of this Deposit Agreement.  In carrying out its functions, a co-transfer agent may require evidence or authority and compliance with applicable laws and other requirements by Owners or person entitled thereto but only to the extent that the Depositary would in similar circumstances be entitled so to require.

The Company shall have the right to inspect transfer and registration records of the Depositary relating to the American Depositary Shares at any reasonable time, to take copies thereof and to require the Depositary, the Registrar and any co-transfer agents or co-registrars to supply copies of such portions of such records as the Company may reasonably request.

SECTION 5.2.

Prevention or Delay in Performance by the Depositary or the Company.

Neither the Depositary nor the Company, nor any of their respective directors, employees, agents or affiliates, shall incur any liability to any Owner if, by reason of any provision of any present or future law of the United States, the United Mexican States or any other country, or of any other governmental or regulatory authority or stock exchange, or by reason of any provision, present or future, of the Estatutos or by reason of any act of God or war or other circumstance beyond its control, the Depositary or the Company or any of their respective directors, employees, agents or affiliates shall be prevented or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of this Deposit Agreement it is provided or contemplated shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner by reason of any nonperformance or delay, caused as aforesaid, in performance of any act or thing which by the terms of this Deposit Agreement it is provided or contemplated shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in this Deposit Agreement or the Estatutos.

Where, by the terms of a distribution pursuant to Section 4.01, 4.02, or 4.03 of this Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of this Deposit Agreement, or for any other reason, such distribution or offering may not be made available to Owners, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.

SECTION 5.3.

Obligations of the Depositary and the Company.

The Depositary assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners (including, without limitation, liability with respect to the validity or worth of the Deposited Securities), except that it agrees to perform its duties specifically set forth in this Deposit Agreement without negligence or bad faith.

The Company assumes no obligation nor shall it be subject to any liability under this Deposit Agreement to Owners, except that it agrees to perform its obligations specifically set forth in this Deposit Agreement without negligence or bad faith.

Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit or other proceeding in respect of any Deposited Securities or in respect of the American Depositary Shares that in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.

Neither the Depositary nor the Company shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any governmental authority, any person presenting Shares for deposit, any Owner, or any other person believed by it in good faith to be competent to give such advice or information.

The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities or for the manner in which any such vote is cast or for the effect of any such vote, provided that any such action or non-action is in good faith.

Subject to the Estatutos and this Deposit Agreement, the Depositary may own and deal in any class of securities of the Company and its affiliates and in American Depositary Shares.

The Depositary shall not be liable to Owners for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with any matter arising wholly after the removal or resignation of the Depositary, provided that the Depositary exercised its reasonable judgment in good faith while it acted as Depositary.

No disclaimer of liability under the Securities Act of 1933 is intended by any provision of this Deposit Agreement.

SECTION 5.4.

Resignation and Removal of the Depositary; Appointment of Successor Depositary.

(a)  The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

(b)

The Depositary may at any time be removed by the Company by written notice of such removal, to become effective upon the appointment of a successor depositary and its acceptance of such appointment as hereinafter provided.

(c)

In case at any time the Depositary acting hereunder shall resign or be removed, the Company shall use reasonable efforts to appoint a successor depositary, which shall be a bank or trust company having an office in the Borough of Manhattan, The City of New York.  Every successor depositary shall execute and deliver to its predecessor and to the Company an instrument in writing accepting its appointment hereunder, and thereupon such successor depositary, without any further act or deed, shall become fully vested with all the rights, powers, duties and obligations of its predecessor; but such predecessor, nevertheless, upon payment of all sums due to it and on the written request of the Company, shall execute and deliver an instrument transferring to such successor all rights and powers of such predecessor hereunder, and such predecessor shall thereupon duly assign, transfer and deliver all right, title and interest in the Deposited Securities to such successor, and shall deliver to such successor a list of the Owners of all outstanding American Depositary Shares, together with copies of such other records maintained by such predecessor in relation to the American Depositary Shares as the Company may reasonably request.  Any such successor depositary shall mail notice of its appointment within thirty (30) days to the Owners.

(d)

Any corporation into or with which the Depositary may be merged or consolidated shall be the successor of the Depositary without the execution or filing of any document or any further act.

SECTION 5.5.

The Custodian.

The Depositary has initially appointed Banco Inbursa, S.A. as Custodian and agent of the Depositary for the purposes of this Deposit Agreement.  The Custodian in acting hereunder shall be subject at all times and in all respects to the directions of the Depositary and shall be responsible solely to it.  The Depositary shall be responsible for compliance by the Custodian with the applicable provisions of this Deposit Agreement, but only to the extent the Depositary would be responsible if the duties of the Custodian were duties of the Depositary under this Deposit Agreement.  The Custodian may resign and be discharged from its duties hereunder by notice of such resignation delivered to the Depositary at least thirty (30) days prior to the date on which such resignation is to become effective.  The Depositary shall, promptly after receiving such notice, with the written approval of the Company (which approval shall not be unreasonably withheld), appoint a substitute custodian, which shall thereafter be the Custodian hereunder.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may, with the written approval of the Company (which approval shall not be unreasonably withheld), appoint a substitute or additional custodian, which shall thereafter be the Custodian hereunder.  Upon demand of the Depositary, the previous Custodian shall deliver the Deposited Securities held by it to such substitute custodian.  Each such substitute custodian shall deliver to the Depositary forthwith upon its appointment an acceptance of such appointment satisfactory in form and substance to the Depositary.  Immediately upon any such change, the Depositary shall give notice thereof in writing to the Company.

Upon the appointment of any successor Depositary hereunder, the Custodian then acting hereunder shall forthwith become, without any further act or writing, the agent hereunder of such successor Depositary and the appointment of such successor Depositary shall in no way impair the authority of the Custodian hereunder; but the successor Depositary so appointed shall, nevertheless, on the written request of the Custodian, execute and deliver to the Custodian all such instruments as may be proper to give the Custodian full and complete power and authority as agent hereunder of such successor Depositary.

SECTION 5.6.

Notices and Reports.

On or before the first date on which the Company gives notice, by publication or otherwise, of any meeting of holders of Shares or other Deposited Securities, or of any adjourned meeting of such holders, or of the taking of any action in respect of any cash or other distributions or the offering of any rights in respect of Deposited Securities, the Company agrees to transmit to the Custodian and the Depositary a copy in English of the notice thereof in the form given or to be given to holders of Shares or other Deposited Securities.  The Company also will transmit to the Depositary and the Custodian an English language version of any report it makes generally available to holders of Deposited Securities.

The Depositary will arrange for the prompt transmittal by the Custodian to the Depositary of such notices and any other reports and communications which are made generally available by the Company to holders of Shares and delivered to the Custodian by the Company pursuant to this Section 5.06 and, if requested in writing by the Company, arrange for the mailing of copies thereof to all Owners or, at the written request of the Company, make such notices, reports and communications available to all Owners on a basis similar to that for holders of Shares, or on such other basis as the Company may advise the Depositary may be required by any applicable law or regulation or any requirement of any stock exchange to which the Company may be subject.

Prior to the date hereof, the Company shall have transmitted to the Custodian a copy in English of the Estatutos.  Thereafter, promptly upon any amendment thereto or change therein, the Company shall transmit to the Custodian a copy in English of the Estatutos as so amended or changed.  The Depositary may rely upon such copies for all purposes of this Deposit Agreement.

SECTION 5.7.

Issuance of Additional Shares.

The Company agrees that in the event of any issuance of (1) additional Shares, (2) rights to subscribe for Shares, (3) securities convertible into or exchangeable for Shares, or (4) rights to subscribe for such securities, it will take all steps reasonably necessary to ensure that no violation by the Company or the Depositary of the Securities Act of 1933 will result from such issuance.

The Company agrees with the Depositary that neither the Company nor any company controlled by the Company will at any time deposit any Shares, either upon original issuance or upon a sale of Shares previously issued and reacquired by the Company or by any company under the control of the Company, unless a registration statement is in effect as to such Shares under the Securities Act of 1933 or the Company furnishes to the Depositary a written opinion from U.S. counsel for the Company, which counsel shall be reasonably satisfactory to the Depositary, stating that upon such deposit, such Shares and the American Depositary Shares to be issued in respect of such deposit may be publicly offered and sold by the holder thereof in the United States without registration of such Shares under the Securities Act of 1933.

SECTION 5.8.

Indemnification.

(a)  The Company agrees to indemnify the Depositary and the Custodian against, and hold each of them harmless from, any liability or expense (including reasonable fees and expenses of counsel) which may arise out of (i) any registration with the Commission of American Depositary Shares or Deposited Securities or the offer or sale thereof in the United States or (ii) acts performed or omitted in accordance with the provisions of this Deposit Agreement and of the Receipts, as the same may be amended, modified or supplemented from time to time, (A) by either the Depositary or the Custodian, except for any liability or expense arising out of the negligence or bad faith of either of them and except to the extent that such liability or expense arises out of information relating to the Depositary or the Custodian, as applicable, furnished in writing to the Company by the Depositary or the Custodian, as applicable, expressly for use in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the American Depositary Shares or the Shares represented thereby, or omissions from such information or (B) by the Company or any of its directors, employees, agents or affiliates.

(b)

The indemnities contained in the preceding paragraph shall not extend to any liability or expense which arises solely out of a Pre-Release of American Depositary Shares and which would not otherwise have arisen had such American Depositary Shares not been the subject of a Pre-Release; provided, however, that the indemnities provided in the preceding paragraph shall apply to any such liability or expense (i) to the extent that such liability or expense would have arisen had the American Depositary Shares not been the subject of a Pre-Release, or (ii) which may arise out of any misstatement or alleged misstatement or omission or alleged omission in any registration statement, proxy statement, prospectus (or placement memorandum) or preliminary prospectus (or preliminary placement memorandum) relating to the offer or sale of American Depositary Shares or Shares, except to the extent any such liability or expense arises out of information relating to the Depositary or any Custodian, as applicable, furnished in writing to the Company by the Depositary or any Custodian, as applicable, and not materially changed or altered by the Company, expressly for use in any of the foregoing documents, or material omissions from such information.

(c)

The Depositary agrees to indemnify the Company and to hold it harmless from any liability or expense (including reasonable fees and expenses of counsel) which may arise out of acts performed or omitted to be performed by the Depositary or Custodian due to their negligence or bad faith.

(d)

Any person seeking indemnification hereunder (an “Indemnified Person”) shall notify the person from whom it is seeking indemnification (the “Indemnifying Person”) of the commencement of any indemnifiable action or claim promptly after such Indemnified Person becomes aware of such commencement and shall consult in good faith with the Indemnifying Person as to the conduct of the defense of such action or claim, which defense shall be reasonable under the circumstances.  No Indemnifying Person shall compromise or settle any action or claim without the consent in writing of the Indemnified Person, which consent shall not be unreasonably withheld.

(e)

The obligations set forth in this Section 5.08 shall survive the termination of this Deposit Agreement and the succession or substitution of any person indemnified hereby.

SECTION 5.9.

Charges of Depositary.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering Receipts or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a distribution of American Depositary Shares pursuant to Section 4.03 hereof), or by Owners, whichever applicable:  (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company (or the appointed agent of the Company for transfer and registration of Shares) and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals hereunder, (3) such cable, telex and facsimile transmission expenses as are expressly provided in this Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the execution and delivery of American Depositary Shares pursuant to Section 2.03, 4.03 or 4.04 and the surrender of American Depositary Shares pursuant to Section 2.05 or 6.02, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the issuance of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) per annum for depositary services, which shall be payable as provided in clause 9 below and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

SECTION 5.10.

Available Information.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934, and accordingly, is required to file certain reports with the Commission.  Such reports and other information may be inspected and copied at the public reference facilities maintained by the Commission located at the date hereof at 100 F Street N.E., Washington, D.C. 20549.

SECTION 5.11.

Exclusivity.

The Company agrees not to appoint any other depositary for the issuance of American Depositary Shares so long as The Bank of New York Mellon is acting as Depositary hereunder, subject, however, to the rights of the Company under Section 5.04.

ARTICLE VI

AMENDMENT AND TERMINATION

SECTION 6.1.

Amendment.

The form of the Receipts and any provisions of this Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary without the consent of Owners or Beneficial Owners in any respect that they may deem necessary or desirable.

Any amendment which shall impose or increase any fees or charges (other than taxes (including without limitation stamp taxes) and other governmental charges, or which shall otherwise prejudice any substantial existing right of Owners shall, however, not become effective as to outstanding American Depositary Shares until the expiration of thirty (30) days after notice of such amendment shall have been given to the Owners of outstanding American Depositary Shares.  Every Owner of American Depositary Shares at the time any such amendment so becomes effective, shall be deemed, by continuing to hold such American Depositary Shares to consent and agree to such amendment and to be bound by the Deposit Agreement or the Receipts or both of them, as applicable, as amended thereby.  In no event shall any amendment impair the right of the Owner to surrender American Depositary Shares and receive therefor the Deposited Securities represented thereby, except in order to comply with mandatory provisions of applicable law.

SECTION 6.2.

Termination.

The Depositary shall at any time at the direction of the Company (which shall be confirmed in writing) terminate this Deposit Agreement by mailing notice of such termination to the Owners of all American Depositary Shares then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination.  The Depositary may terminate this Deposit Agreement if at any time ninety (90) days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in Section 5.04, such termination to become effective by the Depositary mailing notice of such termination to Owners of all American Depositary Shares then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination.  If any American Depositary Shares shall remain outstanding after the date of termination of this Deposit Agreement, the Depositary thereafter shall discontinue the registration of transfers of American Depositary Shares, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall, in accordance with and subject to the provisions of this Deposit Agreement, (a) continue to collect dividends and other distributions pertaining to Deposited Securities, (b) sell rights as provided in this Deposit Agreement and (c) continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for American Depositary Shares surrendered to the Depositary.  At any time after the expiration of three months from the date of termination, the Depositary may sell the Deposited Securities then held hereunder, including, without limitation, by way of one or more open market or privately negotiated transactions to third parties or the Company or any of its affiliates, and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it hereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of American Depositary Shares that have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under this Deposit Agreement, except to account for such net proceeds and other cash, after deducting, in each case, the applicable fees and expenses of the Depositary and applicable taxes or governmental charges and except as provided in Section 5.08. Upon the termination of this Deposit Agreement, the Company shall be discharged from all obligations under this Deposit Agreement except for its obligations to the Depositary under Sections 5.08 and 5.09 hereof.

ARTICLE VII

MISCELLANEOUS

SECTION 7.1.

Counterparts.

This Deposit Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which counterparts shall constitute one and the same instrument.  Copies of this Deposit Agreement shall be filed with the Depositary and the Custodian and shall be open to inspection by any Owner during business hours.

SECTION 7.2.

No Third Party Beneficiaries.

This Deposit Agreement is for the exclusive benefit of the parties hereto and shall not be deemed to give any legal or equitable right, remedy or claim whatsoever to any other person.

SECTION 7.3.

Severability.

In case any one or more of the provisions contained in this Deposit Agreement or in the Receipts should be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein or therein shall in no way be affected, prejudiced or disturbed thereby.

SECTION 7.4.

Owners as Parties; Binding Effect.

The Owners from time to time shall be parties to this Deposit Agreement and shall be bound by all of the terms and conditions hereof and of the Estatutos and of the Receipts by acceptance of Amierican Depositary Shares.  Each Owner agrees that, by accepting American Depositary Shares, such Owner shall hold such American Depositary Shares subject to, and with the obligations of, the provisions hereof, the Estatutos and the Shares; provided, however, that the terms or conditions of the American Depositary Shares shall be those set forth in this Deposit Agreement.

SECTION 7.5.

Notices.

(a)  To the Company.  Any and all notices to be given to the Company shall be deemed to have been duly given if personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to the Company at Telmex Internacional, S.A.B. de C.V., Parque Via 190, Colonia Cuauhtemoc, 06599 México, D.F., Attention:  Director, Finanza y Administración, or to any other place to which the Company may have transferred its principal office with notice to the Depositary.

(b)

To the Depositary.  Any and all notices to be given to the Depositary shall be deemed to have been duly given if in English and personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to The Bank of New York Mellon, 101 Barclay Street, New York, New York 10286, Attention: American Depositary Receipt Administration, or to any other place to which the Depositary may have transferred the Corporate Trust Office with notice to the Company.

(c)

To any Owner.  Any and all notices to be given to any Owner shall be deemed to have been duly given if personally delivered or sent by mail or air courier or by cable, telex or facsimile transmission confirmed by letter, addressed to such Owner at the address of such Owner as it appears on the transfer books of the Depositary, or, if such Owner shall have filed with the Depositary a written request that notices intended for such Owner be mailed to some other address, at the address designated in such request.

(d)

General.  Delivery of a notice sent to the Company or the Depositary shall be deemed to be effected when received.  Delivery of a notice to an Owner by mail or air courier or by cable, telex or facsimile transmission shall be deemed to be effected at the time when a duly addressed letter containing such notice (or a confirmation thereof in the case of a cable, telex or facsimile transmission) is deposited, postage prepaid, in a post office letter box.  The Depositary or the Company may, however, act upon any cable, telex or facsimile transmission received by it from the other or from any Owner, notwithstanding that such cable, telex or facsimile transmission shall not subsequently be confirmed by letter as aforesaid.

SECTION 7.6.

Waiver of Immunities.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or this Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

SECTION 7.7.

Governing Law.

This Deposit Agreement and the Receipts shall be interpreted in accordance with, and all rights hereunder and thereunder and provisions hereof and thereof shall be governed by, the laws of the State of New York.

SECTION 7.8.

Headings.

Headings contained herein are included for convenience only and are not to be used in construing or interpreting any provision hereof.

SECTION 7.9.

Compliance with U.S. Securities Laws.

Notwithstanding anything in this Deposit Agreement to the contrary, the Company and the Depositary each agrees that it will not exercise any of their respective rights under this Deposit Agreement to prevent the withdrawal or delivery of Deposited Securities in a manner which would violate the U.S. securities laws, including, but not limited to, Section I.A.(1) of the General Instructions to the Form F-6 Registration Statement, as amended from time to time, under the Securities Act of 1933.

IN WITNESS WHEREOF, TELMEX INTERNACIONAL, S.A.B. DE C.V. and THE BANK OF NEW YORK MELLON have duly executed this Deposit Agreement as of the day and year first above set forth and all Owners shall become parties hereto upon acceptance by them of American Depositary Shares issued in accordance with the terms hereof or any interest therein.

TELMEX INTERNACIONAL,

S.A.B. DE C.V.

By: _______________________________

    Name:

    Title:

THE BANK OF NEW YORK MELLON

By: _______________________________

    Name:

    Title:

EXHIBIT A

AMERICAN DEPOSITARY SHARES

(Each American Depositary

Share represents 20

deposited Shares)

CUSIP:

THE BANK OF NEW YORK MELLON

AMERICAN DEPOSITARY RECEIPT

FOR SERIES A SHARES

OF

TELMEX INTERNACIONAL, S.A.B. DE C.V.

(INCORPORATED UNDER THE LAWS OF MEXICO)

The Bank of New York Mellon, as depositary (hereinafter called the “Depositary”), hereby certifies that_______________________, or registered assigns, IS THE OWNER OF_________________________

AMERICAN DEPOSITARY SHARES

representing deposited Series A Shares, without par value (herein called “Shares”), of Telmex Internacional, S.A.B. de C.V., incorporated under the laws of the United Mexican States (herein called the “Company”).  At the date hereof, each American Depositary Share represents 20 Shares deposited or subject to deposit under the Deposit Agreement (as such term is hereinafter defined) at the principal Mexico City office of BBVA Bancomer, S.A. (herein called the “Custodian”).  The Depositary’s Corporate Trust Office is located at a different address than its principal executive office.  Its Corporate Trust Office is located at 101 Barclay Street, New York, N.Y. 10286, and its principal executive office is located at One Wall Street, New York, N.Y. 10286.

THE DEPOSITARY’S CORPORATE TRUST OFFICE ADDRESS IS

101 BARCLAY STREET, NEW YORK, N.Y. 10286

A - #

1.

THE DEPOSIT AGREEMENT.

This American Depositary Receipt is one of an issue (herein called “Receipts”), all issued and to be issued upon the terms and conditions set forth in the Amended and Restated Deposit Agreement, dated as of _______, 2010 (herein called the “Deposit Agreement”), by and among the Company, the Depositary, and all Owners from time to time of American Depositary Shares issued thereunder, each of whom by accepting American Depositary Shares agrees to become a party thereto and become bound by all the terms and conditions thereof.  The Deposit Agreement sets forth the rights of Owners and the rights and duties of the Depositary in respect of the Shares deposited thereunder and any and all other securities, property and cash from time to time received in respect of such Shares and held thereunder (such Shares, securities, property, and cash are herein called “Deposited Securities”).  Copies of the Deposit Agreement are on file at the Depositary’s Corporate Trust Office in New York City and at the office of the Custodian.

The statements made on the face and reverse of this Receipt are summaries of certain provisions of the Deposit Agreement and are qualified by and subject to the detailed provisions of the Deposit Agreement, to which reference is hereby made.  Capitalized terms defined in the Deposit Agreement and not defined herein shall have the meanings set forth in the Deposit Agreement.

2.

SURRENDER OF RECEIPTS AND WITHDRAWAL OF DEPOSITED SECURITIES.

Upon surrender at the Corporate Trust Office of the Depositary of American Depositary Shares for the purpose of withdrawal of the Deposited Securities represented thereby, and upon payment of the fee of the Depositary provided in this Receipt, and subject to the terms and conditions of the Deposit Agreement, the Estatutos and the Deposited Securities, the Owner of those American Depositary Shares is entitled to (i) electronic transfer, through Indeval, of the amount of Shares evidenced by those American Depositary Shares to an account in the name of the Owner or such other name as the Owner may direct and (ii) physical delivery, to or upon the order of such Owner, of any other such Deposited Securities at the time represented by those American Depositary Shares.  Delivery of such Deposited Securities may be made by the delivery of certificates in the name of such Owner or as ordered by such Owner or by the delivery of certificates properly endorsed or accompanied by proper instruments of transfer.  Such delivery will be made at the option of the surrendering Owner either at the office of the Custodian or at the Corporate Trust Office of the Depositary, provided that the forwarding of certificates for Shares or other Deposited Securities for such delivery at the Corporate Trust Office of the Depositary shall be at the risk and expense of the Owner.

3.

TRANSFERS, SPLIT-UPS, AND COMBINATIONS OF RECEIPTS.

Transfers of American Depositary Shares may be registered on the books of the Depositary at any of its designated transfer offices by the Owner in person or by a duly authorized attorney, upon surrender of those American Depositary Shares properly endorsed for transfer or accompanied by proper instruments of transfer or pursuant to a proper instruction, as the case may be, and funds sufficient to pay any applicable transfer taxes and the expenses of the Depositary and upon compliance with such regulations, if any, as the Depositary may establish for such purpose.  This Receipt may be split into other such Receipts, or may be combined with other such Receipts into one Receipt, evidencing the same aggregate number of American Depositary Shares as the Receipt or Receipts surrendered.  As a condition precedent to the delivery or registration, registration of transfer of any American Depositary Shares, split-up or combination of any Receipt or surrender of any American Depositary Shares for the purpose of  withdrawal of any Deposited Securities, the Depositary, the Custodian, or Registrar may require (i) payment from the Owner, the presentor of the Receipt or the depositor of Shares of a sum sufficient to reimburse it for any tax, duty or other governmental charge payable with respect thereto (including any such tax, duty or charge with respect to Shares being deposited, to the American Depositary Shares being issued or to Deposited Securities being withdrawn) and any transfer or registration fees in effect for the registration or registration of transfers of Shares generally on the  Share register of the Company (or the appointed agent of the Company for transfer and registration of Shares); (ii) payment of any applicable fees as herein provided; (iii) the production of proof satisfactory to it as to the identity and genuineness of any signature; and (iv) compliance with such reasonable regulations, if any, as the Depositary may establish consistent with the provisions of the Deposit Agreement.

The delivery of American Depositary Shares against deposits of Shares generally may be suspended, or the delivery of American Depositary Shares against the deposit of particular Shares may be withheld, or the registration of transfer of American Depositary Shares in particular instances may be refused, or the registration of transfer or surrender of outstanding American Depositary Shares generally may be suspended, during any period when the transfer books of the Depositary or the Share register of the Company  are closed, or if any such action is deemed necessary or advisable by the Depositary or the Company at any time or from time to time because of any requirement of law or of any government or governmental body or commission, or any securities exchange on which the American Depositary Shares or Shares are listed, or under any provision of the Receipts or of the Deposit Agreement, or for any other reason.  Notwithstanding the foregoing sentence or any other provision of the Deposit Agreement or this Receipt to the contrary, Owners shall be entitled to withdraw Deposited Securities, subject only to the conditions set forth in paragraph I(A)(1) of the General Instructions (or any successor provisions thereto), as in effect from time to time, to Form F-6 as prescribed by the Commission under the Securities Act of 1933.

Without limitation of the foregoing, the Depositary shall not knowingly accept for deposit under the Deposit Agreement any Shares which would be required to be registered under the provisions of the Securities Act of 1933 for public offer and sale by the holder thereof in the United States (as defined in Regulation S) unless a registration statement is in effect as to such Shares for such offer and sale.

4.

LIABILITY OF OWNER FOR TAXES.

Any tax, duty or other governmental charge or expense payable by the Custodian, the Depositary or the nominee or nominees of either with respect to American Deposiary Shares or as the registered holder of any Deposited Securities underlying American Depositary Shares shall be payable by the Owner thereof, who shall pay the amount thereof to the Depositary.  The Depositary may refuse to effect registration of transfer of American Depositary Shares or any transfer and withdrawal of Deposited Securities underlying American Depositary Shares until such payment is made, and may withhold any cash dividends or other cash distributions constituting Deposited Securities underlying those American Depositary Shares, or may sell for the account of the Owner hereof any part or all of the other Deposited Securities underlying those American Depositary Shares, and may apply such cash or the proceeds of any such sale in payment of any such tax, duty or other governmental charge or expense (and any taxes and expenses arising or incurred as a result of effecting any such sale), the Owner thereof remaining liable for any deficiency.

5.

WARRANTIES ON DEPOSIT OF SHARES.

Every person depositing Shares under the Deposit Agreement shall be deemed thereby to represent and warrant that such Shares are validly issued, fully paid, non-assessable, and free of any preemptive rights of the holders of outstanding Shares and that the person making such deposit is duly authorized so to do.  Every such person (other than the Company) shall also be deemed to represent that such Shares are not, and American Depositary Shares and representing such Shares would not be, restricted securities as defined under the Securities Laws of the United States or securities owned by an affiliate (as defined in Rule 144 under the Securities Act of 1933) of the Company or which are subject to any restrictions on transfer and sale under Mexican laws or the Estatutos or a shareholder agreement.  Such representations and warranties shall survive the deposit of Shares and delivery or surrender of American Depositary Shares therefor.

6.

FILING PROOFS, CERTIFICATES, AND OTHER INFORMATION.

Any person depositing Shares or any Owner may be required from time to time to file with the Depositary or the Custodian such proof of citizenship, residence, exchange control approval, legal or beneficial ownership or other information relating to the registration on the books of the Company (or the appointed agent of the Company for transfer and registration of Shares) of the Shares presented for deposit, to execute and deliver to the Depositary or the Custodian such certificates, and to make such representations and warranties, as the Depositary may deem necessary or proper or as the Company may require by written request to the Depositary.  The Depositary may withhold the delivery or registration of transfer of any American Depositary Shares or the distribution or sale of any dividend or other distribution or rights or of the proceeds thereof or the delivery of any Deposited Securities underlying such American Depositary Shares until the foregoing is accomplished to the Depositary’s reasonable satisfaction.

7.

CHARGES OF DEPOSITARY.

The Company agrees to pay the fees, reasonable expenses and out-of-pocket charges of the Depositary and those of any Registrar only in accordance with agreements in writing entered into between the Depositary and the Company from time to time.  The Depositary shall present its statement for such charges and expenses to the Company once every three months.  The charges and expenses of the Custodian are for the sole account of the Depositary.

The following charges shall be incurred by any party depositing or withdrawing Shares or by any party surrendering American Depositary Shares or to whom American Depositary Shares are issued (including, without limitation, issuance pursuant to a stock dividend or stock split declared by the Company or an exchange of stock regarding the American Depositary Shares or Deposited Securities or a distribution of American Depositary Shares pursuant to Section 4.03 of the Deposit Agreement), or by Owners, whichever applicable: (1) taxes and other governmental charges, (2) such registration fees as may from time to time be in effect for the registration of transfers of Shares generally on the Share register of the Company (or the appointed agent of the Company for transfer and registration of Shares) and applicable to transfers of Shares to the name of the Depositary or its nominee or the Custodian or its nominee on the making of deposits or withdrawals under the terms of the Deposit Agreement, (3) such cable, telex and facsimile transmission expenses as are expressly provided in the Deposit Agreement, (4) such expenses as are incurred by the Depositary in the conversion of foreign currency pursuant to Section 4.05 of the Deposit Agreement, (5) a fee of $5.00 or less per 100 American Depositary Shares (or portion thereof) for the delivery of American Depositary Shares pursuant to Section 2.03, 4.03 or 4.04 of the Deposit Agreement and the surrender of American Depositary Shares pursuant to Section 2.05 or 6.02 of the Deposit Agreement, (6) a fee of $.02 or less per American Depositary Share (or portion thereof) for any cash distribution made pursuant to the Deposit Agreement, (7) a fee for the distribution of securities pursuant to Section 4.02, such fee being in an amount equal to the fee for the issuance of American Depositary Shares referred to above which would have been charged as a result of the deposit of such securities (for purposes of this clause 7 treating all such securities as if they were Shares) but which securities are instead distributed by the Depositary to Owners, (8) a fee of $.02 or less per American Depositary Share (or portion thereof) per annum for depositary services, which shall be payable as provided in clause 9 below and (9) any other charges payable by the Depositary, any of the Depositary’s agents, including the Custodian, or the agents of the Depositary’s agents in connection with the servicing of Shares or other Deposited Securities (which charge shall be assessed against Owners as of the date or dates set by the Depositary in accordance with Section 4.06 of the Deposit Agreement and shall be collected at the sole discretion of the Depositary by billing such Owners for such charge or by deducting such charge from one or more cash dividends or other cash distributions).

The Depositary, subject to Article 8 hereof, may own and deal in any class of securities of the Company and its affiliates and in American Depositary Shares.

8.

PRE-RELEASE OF RECEIPTS.

Unless requested in writing by the Company to cease doing so, the Depositary may, notwithstanding Section 2.03 of the Deposit Agreement, deliver American Depositary Shares prior to the receipt of Shares pursuant to Section 2.02 of the Deposit Agreement (a “Pre-Release”).  The Depositary may, pursuant to Section 2.05 of the Deposit Agreement, deliver Shares upon the surrender of American Depositary Shares that have been Pre-Released, whether or not such cancellation is prior to the termination of such Pre-Release or the Depositary knows that such American Depositary Shares have been Pre-Released.  The Depositary may receive American Depositary Shares in lieu of Shares in satisfaction of a Pre-Release.  Each Pre-Release will be (a) preceded or accompanied by a written representation and agreement from the person to whom Receipts are to  be delivered (the “Pre-Releasee”) that the Pre-Releasee, or its customer, (i) owns the Shares or American Depositary Shares to be remitted, as the case may be, (ii) assigns all beneficial right, title and interest in such Shares or American Depositary Shares, as the case may be, to the Depositary in its capacity as such and for the benefit of the Owners, and (iii) will not take any action with respect to such Shares or American Depositary Shares, as the case may be, that is inconsistent with the transfer of beneficial ownership (including, without the consent of the Depositary, disposing of such Shares or American Depositary Shares, as the case may be, other than in satisfaction of such Pre-Release), (b) at all times fully collateralized with cash, U.S. government securities or such other collateral as the Depositary determines, in good faith, will provide substantially similar liquidity and security, (c) terminable by the Depositary on not more than five (5) business days’ notice, and (d) subject to such further indemnities and credit regulations as the Depositary deems appropriate.  The number of Shares not deposited but represented by American Depositary Shares outstanding at any time as a result of Pre-Releases will not normally exceed twenty percent (20%) of the Shares deposited hereunder; provided, however, that the Depositary reserves the right to disregard such limit from time to time as it deems reasonably appropriate, and may, with the prior written consent of the Company, change such limit for purposes of general application.  The Depositary will also set U.S. dollar limits with respect to Pre-Release transactions to be entered into hereunder with any particular Pre-Releasee on a case-by-case basis as the Depositary deems appropriate.  For purposes of enabling the Depositary to fulfill its obligations to the Owners under the Deposit Agreement, the collateral referred to in clause (b) above shall be held by the Depositary as security for the performance of the Pre-Releasee’s obligations to the Depositary in connection with a Pre-Release transaction, including the Pre-Releasee’s obligation to deliver Shares or Receipts upon termination of a Pre-Release transaction (and shall not, for the avoidance of doubt, constitute Deposited Securities thereunder).

The Depositary may retain for its own account any compensation received by it in connection with the foregoing.

9.

TRANSFERABILITY OF AMERICAN DEPOSITARY SHARES.

It is a condition of this Receipt and every successive Owner of this Receipt by accepting or holding the same consents and agrees, that American Depositary Shares evidenced by a Receipt, when properly endorsed or accompanied by proper instruments of transfer, shall be transferable as certificated registered securities under the laws of New York. American Depositary Shares not evidenced by Receipts shall be transferable as uncertificated registered securities under the laws of New York. The Depositary, notwithstanding any notice to the contrary, may treat the Owner of American Depositary Shares as the absolute owner thereof for the purpose of determining the person entitled to distribution of dividends or other distributions or to any notice provided for in this Deposit Agreement and for all other purposes.

10.

VALIDITY OF RECEIPT.

This Receipt shall not be entitled to any benefits under the Deposit Agreement or be valid or obligatory for any purpose unless this Receipt shall have been executed by the Depositary by the manual or facsimile signature of a duly authorized signatory of the Depositary and, if a Registrar shall have been appointed, countersigned by the manual signature of a duly authorized officer of the Registrar.

11.

REPORTS; INSPECTION OF TRANSFER BOOKS.

The Company is subject to the periodic reporting requirements of the Securities Exchange Act of 1934 and, accordingly, files certain reports with the Commission.  Such reports will be available for inspection and copying by Owners and Beneficial Owners at the public reference facilities maintained by the Commission located at 450 Fifth Street, N.W., Washington, D.C. 20549.

The Depositary will make available for inspection by Owners at the Corporate Trust Office any reports and communications received from the Company which are both (a) received by the Depositary or the Custodian or the nominee of either as the holder of the Deposited Securities and (b) made generally available to the holders of such Deposited Securities by the Company.  The Depositary will also send to Owners copies of such reports when furnished by the Company pursuant to the Deposit Agreement.

The Depositary will keep books, at its Corporate Trust Office, for the registration of American Depositary Shares and registration of transfers of American Depositary Shares which at all reasonable times shall be open for inspection by the Owners and the Company, provided that such inspection shall not be for the purpose of communicating with Owners in the interest of a business or object other than the business of the Company or a matter related to the Deposit Agreement, the American Depositary Shares or the Shares.

12.

DIVIDENDS AND DISTRIBUTIONS.

Whenever the Depositary receives any cash dividend or other cash distribution in respect of any Deposited Securities, the Depositary will, if at the time of receipt thereof any amounts received in a foreign currency can in the judgment of the Depositary be converted on a reasonable basis into United States dollars transferable to the United States, and subject to the Deposit Agreement, as promptly as practicable convert such dividend or distribution into U.S. dollars and will distribute as promptly as practicable the amount thus received (net of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement) to the Owners entitled thereto; provided, however, that in the event that the Company, the Depositary or the Custodian is required to withhold and does withhold from any cash dividend or other cash distribution in respect of any Deposited Securities an amount on account of taxes, the amount distributed to the Owners of the American Depositary Shares representing such Deposited Securities shall be reduced accordingly.

Subject to applicable provisions of the Deposit Agreement, whenever the Depositary receives any distribution other than a distribution described in Section 4.01, 4.03 or 4.04 of the Deposit Agreement, the Depositary will cause the securities or property received by it to be distributed as promptly as practicable to the Owners entitled thereto, in proportion to the number of American Depositary Shares held by them, respectively, in any manner that the Depositary may deem equitable and practicable for accomplishing such distribution; provided, however, that if in the opinion of the Depositary such distribution cannot be made proportionately among the Owners of Receipts entitled thereto, or if for any other reason the Depositary deems such distribution not to be feasible, the Depositary may adopt such method as it may deem equitable and practicable for the purpose of effecting such distribution, including the public or private sale of the securities or property thus received, or any part thereof, and the net proceeds of any such sale will be distributed by the Depositary to the Owners entitled thereto as in the case of a distribution received in cash.

If any distribution consists of a dividend in, or free distribution of, Shares, subject to the applicable provisions of the Deposit Agreement, the Depositary may, and shall, if the Company shall so request, distribute promptly to the Owners of outstanding American Depositary Shares entitled thereto, additional American Depositary Shares representing the number of Shares received as such dividend or distribution, subject to the terms and conditions of the Deposit Agreement with respect to the deposit of Shares and the issuance of American Depositary Shares, including the withholding of any tax or other governmental charge as provided in Section 4.11 of the Deposit Agreement and the payment of the fees and expenses of the Depositary as provided in Article 7 hereof and Section 5.09 of the Deposit Agreement.  The Depositary may withhold any such distribution if it has not received satisfactory assurances from the Company that such distribution does not require registration under the Securities Act of 1933 or is exempt from such registration.  In lieu of delivering fractional American Depositary Shares in any such case, the Depositary will sell the amount of Shares represented by the aggregate of such fractions and as promptly as practicable distribute the net proceeds, all in the manner and subject to the conditions described in Section 4.02 of the Deposit Agreement.  If additional American Depositary Shares are not so distributed, each American Depositary Share shall thenceforth also represent the additional Shares distributed upon the Deposited Securities represented thereby.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities an option to elect to receive dividends in fully paid Shares instead of cash, the Depositary and the Company agree to consult to determine whether such option will be made available to the Owners and, if such option is to be made available to Owners, the procedures to be followed.

In the event that the Depositary determines that any distribution in property (including Shares and rights to subscribe therefor) is subject to any tax which the Depositary is obligated to withhold, the Depositary may dispose of all or a portion of such property (including Shares and rights to subscribe therefor) in such amounts and in such manner as the Depositary deems necessary and practicable to pay any such taxes, by public or private sale, and the Depositary shall distribute the net proceeds of any such sale or the balance of any such property after deduction of such taxes or charges to the Owners entitled thereto.

13.

RIGHTS.

In the event that the Company shall offer or cause to be offered to the holders of any Deposited Securities any rights to subscribe for additional Shares or any rights of any other nature, the Depositary shall, after consultation with the Company,  have discretion as to the procedure to be followed in making such rights available to any Owners or in disposing of such rights on behalf of any Owners and making the net proceeds available in U.S. dollars to such Owners; or, provided, however, that the Depositary will, if requested by the Company take action as follows: (i) if at the time of the offering of any rights the Depositary determines that it is lawful and feasible to make such rights available to the Owners by means of warrants or otherwise, the Depositary shall distribute as promptly as practicable to each Owner in proportion to the number of American Depositary Shares representing such Deposited Securities held by such Owner, warrants or other instruments therefor in such form as it deems appropriate, but only pursuant to a rights agency agreement to be entered into between the Company and the Depositary setting forth the procedures, terms and conditions applicable to the particular offering, or employ such other method, if any, as it may deem lawful and feasible in order to facilitate the exercise, sale or transfer of rights by such Owners; or (ii) if at the time of the offering of any rights the Depositary determines that it is not lawful and feasible to make such rights available to the Owners by means of warrants or otherwise, or if the rights represented by such warrants or such other instruments are not exercised and appear to be about to lapse, it will use its best efforts that are reasonable under the circumstances to sell the rights, warrants or other instruments and allocate the net proceeds of such sales for the account of such Owners otherwise entitled to such rights, warrants or other instruments, upon an averaged or other practical basis without regard to any distinctions among such Owners because of exchange restrictions or the date of delivery of any American Depositary Shares or otherwise.

The Depositary will not offer rights to Owners unless both the rights and the securities to which such rights relate are either exempt from registration under the Securities Act of 1933 with respect to a distribution to all Owners or are registered under the provisions of such Act.

The Depositary shall not be responsible for any failure to determine that it may be lawful or feasible to make such rights available to Owners in general or any Owner in particular, provided that the Depositary has not acted negligently or in bad faith.

14.

CONVERSION OF FOREIGN CURRENCY.

Whenever the Depositary or the Custodian shall receive foreign currency, by way of dividends or other distributions or the net proceeds from the sale of securities, property or rights, and if at the time of the receipt thereof the foreign currency so received can in the judgment of the Depositary be converted on a reasonable basis into U.S. dollars and the resulting U.S. dollars transferred to the United States, the Depositary shall, as promptly as practicable, convert or cause to be converted, by sale or in any other manner that it may determine, such foreign currency into U.S. dollars, and such U.S. dollars shall be distributed, as promptly as practicable, to the Owners entitled thereto or, if the Depositary shall have distributed any warrants or other instruments which entitle the holders thereof to such Dollars, then to the holders of such warrants and/or instruments upon surrender thereof for cancellation.  Such distribution may be made upon an averaged or other practicable basis without regard to any distinctions among Owners on account of exchange restrictions or otherwise and shall be net of any expenses of conversion into U.S. dollars incurred by the Depositary as provided in Section 5.09 of the Deposit Agreement.

If such conversion or distribution can be effected only with the approval or license of any government or agency thereof, the Depositary shall file as promptly as practicable such application for approval or license, if any, as it may deem desirable.

If at any time the Depositary shall determine that in its judgment any foreign currency received by the Depositary is not convertible on a reasonable basis into U.S. dollars transferable to the United States, or if any approval or license of any government or agency thereof which is required for such conversion is denied or in the opinion of the Depositary is not obtainable, or if any such approval or license is not obtained within a reasonable period as determined by the Depositary, the Depositary may distribute the foreign currency (or an appropriate document evidencing the right to receive such foreign currency) received by the Depositary to, or in its discretion may hold such foreign currency uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled to receive the same.

If any such conversion of foreign currency, in whole or in part, cannot be effected for distribution to some of the Owners entitled thereto, the Depositary may in its discretion make such conversion and distribution in U.S. dollars to the extent permissible to the Owners entitled thereto and may distribute the balance of the foreign currency received by the Depositary to, or hold such balance uninvested and without liability for interest thereon for the respective accounts of, the Owners entitled thereto.

15.

RECORD DATES.

Whenever any cash dividend or other cash distribution shall become payable or any distribution other than cash shall be made, or whenever rights shall be issued, with respect to the Deposited Securities, or whenever for any reason the Depositary causes a change in the number of Shares that are represented by each American Depositary Share, or whenever the Depositary shall receive notice of any meeting of holders of Shares or other Deposited Securities, the Depositary shall fix a record date, which date shall, to the extent practicable, be the same as, or as near as practicable to, the record date, if any, fixed by the Company, (a) for the determination of the Owners who shall be (i) entitled to receive such dividend, distribution or rights or the net proceeds of the sale thereof, (ii) entitled to give instructions for the exercise of voting rights at any such meeting, or (iii) responsible for any fee assessed by the Depositary pursuant to the Deposit Agreement or (b) on or after which each American Depositary Share will represent the changed number of Shares, subject to the provisions of the Deposit Agreement.

16.

VOTING OF DEPOSITED SECURITIES.

Under the Company's bylaws as in effect as of the date of the Deposit Agreement, holders of Shares are entitled to vote only in limited circumstances.  Holders of Deposited Securities (including Owners) are not entitled to attend or address meetings of shareholders at which they are not entitled to vote.

Upon receipt of notice of any meeting of holders of Shares or other Deposited Securities, if requested in writing by the Company, the Depositary shall, as soon as practicable thereafter, mail to the Owners a notice, the form of which notice shall be in the sole discretion of the Depositary, which shall contain (a) such information as is contained in such notice of meeting, and (b) a statement that the Owners as of the close of business on a specified record date will be entitled, subject to any applicable provision of Mexican law and of the Estatutos, to instruct the Depositary as to the exercise of the voting rights, if any, pertaining to the amount of Shares or other Deposited Securities represented by their respective American Depositary Shares and (c) a statement as to the manner in which such instructions may be given, including an express indication that if no instruction is received, the Depositary may deem such Owner to have instructed the Depositary to give a discretionary proxy to a person designated by the Company with respect to such Deposited Securities.  Upon the written request of an Owner of American Depositary Shares on such record date, received on or before the date established by the Depositary for such purpose (the “Instruction Date”), the Depositary shall endeavor, insofar as practicable, to vote or cause to be voted the amount of Shares or other Deposited Securities represented by those American Depositary Shares in accordance with the instructions set forth in such request.  The Depositary shall not vote or attempt to exercise the right to vote that attaches to the Shares or other Deposited Securities, other than in accordance with such instructions or as provided in the following sentence.  If (i) the Company notified the Depositary of the shareholders’ meeting and requested the Depositary to act under the first sentence of this Section 4.07 of the Deposit Agreement and (ii) no instructions are received by the Depositary from any Owner with respect to a number of  Deposited Securities represented by that Owner’s American Depositary Shares on or before the Instruction Date, the Depositary shall deem that Owner to have instructed the Depositary to, and the Depositary shall, give a discretionary proxy to a person designated by the Company with respect to that number of Deposited Securities, except that no such instruction shall be deemed given and no such discretionary proxy shall be given with respect to any matter as to which the Company informs the Depositary (and the Company agrees to provide such information promptly in writing, if applicable) that (x) the Company does not wish such proxy given, (y) substantial opposition exists or (z) materially and adversely affects the rights of holders of Shares.

There can be no assurance that Owners generally or any Owner in particular will receive the notice described in the preceding paragraph sufficiently prior to the Instruction Date to ensure that the Depositary will vote the Shares or Deposited Securities in accordance with the provisions set forth in the preceding paragraph.

17.

CHANGES AFFECTING DEPOSITED SECURITIES.

Upon any change in nominal value, change in par value, split-up, consolidation, or any other reclassification of Deposited Securities, or upon any recapitalization, reorganization, merger or consolidation, or sale of assets affecting the Company or to which it is a party, any securities received by the Depositary or the Custodian in exchange for or in conversion of or in respect of Deposited Securities shall be treated as new Deposited Securities under the Deposit Agreement, and American Depositary Shares shall thenceforth represent, in addition to the existing Deposited Securities, the right to receive the new Deposited Securities so received in exchange or conversion, unless additional Receipts are delivered pursuant to the following sentence.  In any such case the Depositary may, with the approval of the Company and shall, if the Company shall so request, execute and deliver additional American Depositary Shares as in the case of a dividend in Shares, or call for the surrender of outstanding Receipts to be exchanged for new Receipts specifically describing such new Deposited Securities.

18.

LIABILITY OF THE COMPANY AND DEPOSITARY.

Neither the Depositary nor the Company, nor any of their respective directors, employees, agents or affiliates shall incur any liability to any Owner if, by reason of any provision of any present or future law of the United States, the United Mexican States or any other country, or of any other governmental or regulatory authority, or by reason of any provision, present or future, of the Estatutos, or by reason of any act of God or war or other circumstances beyond its control, the Depositary or the Company or any of their respective directors, employees, agents or affiliates shall be prevented, delayed or forbidden from or be subject to any civil or criminal penalty on account of doing or performing any act or thing which by the terms of the Deposit Agreement it is provided or contemplated shall be done or performed; nor shall the Depositary or the Company or any of their respective directors, employees, agents or affiliates incur any liability to any Owner by reason of any non-performance or delay, caused as aforesaid, in performance of any act or thing which by the terms of the Deposit Agreement it is provided or contemplated shall or may be done or performed, or by reason of any exercise of, or failure to exercise, any discretion provided for in the Deposit Agreement or the Estatutos.  Where, by the terms of a distribution pursuant to Section 4.01, 4.02 or 4.03 of the Deposit Agreement, or an offering or distribution pursuant to Section 4.04 of the Deposit Agreement, such distribution or offering may not be made available to Owners of Receipts, and the Depositary may not dispose of such distribution or offering on behalf of such Owners and make the net proceeds available to such Owners, then the Depositary shall not make such distribution or offering, and shall allow any rights, if applicable, to lapse.  Neither the Company nor the Depositary assumes any obligation or shall be subject to any liability under the Deposit Agreement to Owners, except that they agree to perform their obligations specifically set forth in the Deposit Agreement without negligence or bad faith.  The Depositary shall not be subject to any liability with respect to the validity or worth of the Deposited Securities.  Neither the Depositary nor the Company shall be under any obligation to appear in, prosecute or defend any action, suit, or other proceeding in respect of any Deposited Securities or in respect of the Receipts, which in its opinion may involve it in expense or liability, unless indemnity satisfactory to it against all expense and liability be furnished as often as may be required, and the Custodian shall not be under any obligation whatsoever with respect to such proceedings, the responsibility of the Custodian being solely to the Depositary.  Neither the Depositary nor the Company shall be liable for any action or non-action by it in reliance upon the advice of or information from legal counsel, accountants, any governmental authority, any person presenting Shares for deposit, any Owner, or any other person believed by it in good faith to be competent to give such advice or information.  The Depositary shall not be responsible for any failure to carry out any instructions to vote any of the Deposited Securities, or for the manner in which any such vote is cast or the effect of any such vote, provided that any such action or non-action is in good faith.  The Depositary shall not be liable to Owners for any acts or omissions made by a successor depositary whether in connection with a previous act or omission of the Depositary or in connection with a matter arising wholly after the removal or resignation of the Depositary, provided that, in connection with the issue out of which such potential liability arises, the Depositary performed its obligations utilizing its reasonable judgment in good faith while it acted as Depositary.  No disclaimer of liability under the Securities Act of 1933 is intended by any provision of the Deposit Agreement.

19.

RESIGNATION AND REMOVAL OF THE DEPOSITARY; APPOINTMENT OF SUCCESSOR CUSTODIAN.

The Depositary may at any time resign as Depositary hereunder by written notice of its election so to do delivered to the Company, such resignation to take effect upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  The Depositary may at any time be removed by the Company by written notice of such removal, to become effective upon the appointment of a successor depositary and its acceptance of such appointment as provided in the Deposit Agreement.  Whenever the Depositary in its discretion determines that it is in the best interest of the Owners to do so, it may, with the written approval of the Company (which approval shall not be unreasonably withheld), appoint a substitute or additional Custodian.

20.  AMENDMENT.

The form of the Receipts and any provisions of the Deposit Agreement may at any time and from time to time be amended by agreement between the Company and the Depositary in any respect that they may deem necessary or desirable.  Any amendment which shall impose or increase any fees or charges (other than taxes (including without limitation stamp taxes) and other governmental charges, or which shall otherwise prejudice any substantial existing right of Owners shall, however, not become effective as to outstanding American Depositary Shares until the expiration of thirty days after notice of such amendment shall have been given to the Owners of outstanding American Depositary Shares.  Every Owner of American Depositary Shares at the time any amendment so becomes effective shall be deemed, by continuing to hold such American Depositary Shares, to consent and agree to such amendment and to be bound by the Deposit Agreement and the Receipts as amended thereby.  In no event shall any amendment impair the right of the Owner to surrender American Depositary Shares and receive therefor the Deposited Securities represented thereby except in order to comply with mandatory provisions of applicable law.

21.

TERMINATION OF DEPOSIT AGREEMENT.

The Depositary at any time at the direction of the Company shall terminate the Deposit Agreement by mailing notice of such termination to the Owners of all American Depositary Shares then outstanding at least 30 days prior to the date fixed in such notice for such termination.  The Depositary may terminate the Deposit Agreement if at any time 90 days shall have expired after the Depositary shall have delivered to the Company a written notice of its election to resign and a successor depositary shall not have been appointed and accepted its appointment as provided in the Deposit Agreement, such termination to become effective by the Depositary mailing notice of such termination to Owners of all American Depositary Shares then outstanding at least thirty (30) days prior to the date fixed in such notice for such termination.  If any American Depositary Shares shall remain outstanding after the date of termination of the Deposit Agreement, the Depositary thereafter shall discontinue the registration of transfers of American Depositary Shares, shall suspend the distribution of dividends to the Owners thereof, and shall not give any further notices or perform any further acts under this Deposit Agreement, except that the Depositary shall, in accordance with and subject to the provisions of this Deposit Agreement, (a) continue to collect dividends and other distributions pertaining to Deposited Securities, (b) sell rights as provided in this Deposit Agreement and (c) continue to deliver Deposited Securities, together with any dividends or other distributions received with respect thereto and the net proceeds of the sale of any rights or other property, in exchange for American Depositary Shares surrendered to the Depositary.  At any time after the expiration of three months from the date of termination, the Depositary may sell the Deposited Securities then held under the Deposit Agreement, including, without limitation, by way of one or more open market or privately negotiated transactions to third parties or the Company or any of its affiliates, and may thereafter hold uninvested the net proceeds of any such sale, together with any other cash then held by it thereunder, unsegregated and without liability for interest, for the pro rata benefit of the Owners of American Depositary Shares that have not theretofore been surrendered, such Owners thereupon becoming general creditors of the Depositary with respect to such net proceeds.  After making such sale, the Depositary shall be discharged from all obligations under the Deposit Agreement, except to account for such net proceeds and other cash, after deducting, in each case, the applicable fees and expenses of the Depositary and any applicable taxes or governmental charges and except as provided in Section 5.08 of the Deposit Agreement.  Upon the termination of the Deposit Agreement, the Company shall be discharged from all obligations under the Deposit Agreement except for its obligations to the Depositary with respect to indemnification, charges, and expenses.

22.

 WAIVER OF IMMUNITIES.

To the extent that the Company or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in any respect thereof, from setoff or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution or judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with the Shares or Deposited Securities, the American Depositary Shares, the Receipts or the Deposit Agreement, the Company, to the fullest extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement.

23.

DISCLOSURE OF INTERESTS.

To the extent that provisions of or governing any Deposited Securities, the Estatutos or applicable law may require the disclosure of beneficial or other ownership of Deposited Securities and other securities to the Company and provide for blocking of Owners’ transfer and voting or other rights to enforce such disclosure or limit such ownership, the Depositary shall use its best efforts that are reasonable under the circumstances to comply with Company instructions as to American Depositary Shares in respect of any such enforcement or limitation.  Owners shall comply with all such disclosure requirements and shall cooperate with the Depositary’s compliance with such instructions and by their holding of American Depositary Shares or any interest therein are deemed to consent to any such limitation or blocking of rights.

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